Revenue and other income	6 Months Ended
Jun. 30, 2024
Revenue [abstract]
Revenue and other income	Revenue and other income
The revenue recognition accounting principles used to prepare the unaudited interim condensed consolidated financial statements for the six-month period ended June 30, 2024 are identical to those used for the year ended December 31, 2023.

Detail of revenue and other income

The following table summarizes the Company’s revenue and other income per category for the six-month period ended June 30, 2024 and 2023:

	For the six-month period ended June 30,
(in thousands of euros)	2024	2023
Services	3,787	—
Other sales	2,376	—
Total revenue	6,163	—
Research tax credit	2,334	1,604
Subsidies	36	202
Other	756	1,487
Total other income	3,126	3,293
Total revenue and other income	9,289	3,293

Total Revenues
As of June 30, 2024, revenue was recognized according to the application of IFRS15 and transaction price allocation rules, further to the signing of the Janssen Agreement. Subsequently, both the $30 million upfront payment paid by Janssen to the Company in August 2023, and $20 million from the initial milestone which became due to the Company from Janssen as of December 31, 2023, have been considered in the estimated transaction price at closing date, in accordance with IFRS 15, as of June 30, 2024.

For the six month period ended June 30, 2024, the €6.2 million Total Revenues mainly includes (i) ‘Services’ revenue linked to the assignment of the license to Janssen and the rendered R&D services in proportion of the completion of the ongoing studies, totalling €2.7 million; (ii) ‘Services’ revenue linked to technology transfer recharge for €1.1 million; (iii) and €2.4 million of ‘Other Sales’ related to product supply to Janssen.

As of June 30, 2024, the unrecognized revenue amount is accounted for as contract liability, amounting to $14.8 million (equivalent to €13.7 million allocated into current contract liabilities for €6.3 million and non current contract liabilities for €7.4 million), which will be recognized according to the completion of the R&D services in the future (See Note 13.3 - Deferred Revenues and Contract Liabilities). On the other hand, the first R&D milestone payment ($20.0 million) included in the transaction price at December 31, 2023 was invoiced in January 2024 and paid in May 2024. Consequently, the Company no longer records any contract asset (See Note 8.3 - Contract Assets - Current).

There was no revenue recognized for the six month period ended June, 30, 2023.

Research tax credit
Research tax credit increased from €1.6 million in 2023 to €2.3 million in 2024 due mainly to an increase of research and development expenses, and to the inclusion of additional eligible expenses from contract research organizations for clinical trials, mainly related to the 312 study.

Subsidies

Subsidies include the Bpifrance Deep Tech Grant received by Curadigm SAS, €36 thousand recognized as other income for the half-year ended June 30, 2024, as compared to €150 thousand for the half-year ended June 30, 2023.

Other

The line item ‘Other’ mainly includes income for services recharge, in the framework of the ‘GTCA’ signed in June 2023 with LianBio which has been transferred from LianBio to Janssen at the end of December 2023, totalling €0.5 million as of June 30, 2024 compared to €1.3 million as of June 30, 2023. The decrease is mainly due to the start of invoicing Lianbio during the first half of 2023 which included recharge of previous periods costs.
The line “Other’ also includes income for supply services, provided in connection with the clinical supply agreement signed in May 2022 with LianBio, which has been transferred from LianBio to Janssen at the end of December 2023, amounting to €0.2 million for the half-year ended June 30, 2024, as compared to €0.2 million for the half-year ended June 30, 2023. Further to this supply agreement, the Company shall supply with NBTXR3 product for the purpose of the development of licensed products in Asia Licensing Territory.